Exhibit 10.31

                               SIXTH AMENDMENT TO
                         MANAGED CARE ALLIANCE AGREEMENT

THIS AMENDMENT (the "Amendment") is entered into this 25th day of January, 2006 by and between CIGNA Health Corporation, for and on behalf of its CIGNA Affiliates (individually and collectively, "CIGNA"), and Gentiva CareCentrix, Inc. ("MCA").

                                   WITNESSETH

WHEREAS, CIGNA and MCA entered into a Managed Care Alliance Agreement which became effective January 1, 2004 (the "Agreement") whereby MCA agreed to provide or arrange for the provision of certain home health care services to Participants, as that term is defined in the Agreement;

WHEREAS, the parties wish to amend the Agreement to change the Capitation Schedules of Capitation Rates effective February 1, 2006;

NOW THEREFORE, CIGNA and MCA agree to amend the Agreement as follows:

     1. Effective February 1, 2006, Exhibit A HMO Program Attachment - Capitation Schedule of Capitation Rates is hereby deleted and replaced with a new Exhibit A HMO Program Attachment - Capitation Schedule of Capitation Rates attached hereto.

     2. Effective February 1, 2006, Exhibit A Gatekeeper Program Attachment - Capitation Schedule of Capitation Rates is hereby deleted and replaced with a new Exhibit A Gatekeeper Program Attachment - Capitation Schedule of Capitation Rates attached hereto.

IN WITNESS WHEREOF, CIGNA and MCA have caused their duly authorized representatives to execute this Amendment as of the date first written above.

CIGNA HEALTH CORPORATION

By:       _________________________________
Its:      _________________________________
Dated:  _________________________________


GENTIVA CARECENTRIX, INC.

By:      _________________________________
Its:     __________________________________
Dated: _________________________________

                                    EXHIBIT A
                   GATEKEEPER PROGRAM ATTACHMENT - CAPITATION
                          SCHEDULE OF CAPITATION RATES

                   CAPITATION RATES EFFECTIVE 2/1/06 - 1/31/07

These are the capitation rates that apply to services rendered to Patient Panel Participants enrolled in Gatekeeper Programs. An "Gatekeeper Program" means (i) a product that includes fully insured Standard HMO, Point of Service, or Gatekkeper PPO benefits and which is underwritten by a licensed insurance company based on an experience rating methodology, or (ii) a self funded product which includes Standard HMO, Point of Service, or Gatekeeper PPO benefits. This definition includes, but is not limited to, Participants covered under Flexcare plans insured/administered by Connecticut Life Insurance Company.

--------------------------------------------------------------------------------------------
                                                                              Gentiva
                                                                            Homehealth
                                                                           Infusion and
                                                                              DME/HME
                                                                            Capitation
                                                                             Rate PMPM
--------------------------------------------------------------------------------------------
          All Commercial HMO Capitated Affiliates                                *
--------------------------------------------------------------------------------------------


Capitation Rate Compensation Terms
----------------------------------
  The following rates are established for the provision of Home Care Services rendered to Program Participants covered under the HMO and Gatekeeper plans:
           February 1, 2006 - January 31, 2007        $* per member per month
           February 1, 2007 - January 31, 2008        $* per member per month
           February 1, 2008 - January 31, 2009        $* per member per month

The capitation rate listed above will be allocated between HMO and Gatekeeper Program participants in accordance with established business practices. On or about December 1 of each year, the parties shall reconcile the allocation and settle any payment difference no later than December 31 of each calendar year.

If an outlier calculation for * demonstrates a patient per thousand (PPK) increase in excess of *, (* ppk), then MCA reserves the right to propose an * pmpm outlier adjustment. CIGNA may elect to accept this adjustment or * and * from this agreement.

*Confidential treatment requested.

                                    EXHIBIT A
                       HMO PROGRAM ATTACHMENT - CAPITATION
                          SCHEDULE OF CAPITATION RATES

                   CAPITATION RATES EFFECTIVE 2/1/06 - 1/31/07

These are the capitation rates that apply to services rendered to Patient Panel Participants enrolled in HMO Programs. An "HMO Program" means a non-governmental, fully insured HMO or Point of Service product that is underwritten based on a community rating methodology (i.e. community rating, community rating by class, adjusted community rating by class).

--------------------------------------------------------------------------------------------
                                                               Gentiva Homehealth
                                                              Infusion and DME/HME
                                                              Capitation Rate PMPM
--------------------------------------------------------------------------------------------
          All Commercial HMO Capitated Affiliates                      *
--------------------------------------------------------------------------------------------

Capitation Rate Compensation Terms
----------------------------------
  The following rates are established for the provision of Home Care Services rendered to Program Participants covered under the HMO and Gatekeeper plans:
           February 1, 2006 - January 31, 2007        $* per member per month
           February 1, 2007 - January 31, 2008        $* per member per month
           February 1, 2008 - January 31, 2009        $* per member per month

The capitation rate listed above for each twelve month period is allocated between HMO and Gatekeeper Program participants in accordance with established business practices. On or about December 1 of each year, the parties shall reconcile the allocation and settle any payment difference no later than December 31 of each calendar year.

If an outlier calculation for * demonstrates a patient per thousand (PPK) increase in excess of *, (* ppk), then MCA reserves the right to propose an * pmpm outlier adjustment no later than September 1. CIGNA may elect to accept the proposed adjustment or * and * from this agreement.

*Confidential treatment requested.